UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment Number 1)

Current Report Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act of 1934

DATE OF REPORT:
April 1, 2019
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer identification No.)

INDEPENDENT BANK CORP.
Office Address:	2036 Washington Street, Hanover, Massachusetts	02339
Mailing Address:	288 Union Street, Rockland, Massachusetts	02370
(Address of Principal Executive Officers)		(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17CFR 230.405)) or Rule 12b-2 of the Exchange Act (17CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

EXPLANATORY NOTE

On April 1, 2019, Independent Bank Corp. (“Independent”) filed a Current Report on Form 8-K (the “Original Report”) to report under Item 2.01 thereof that, on April 1, 2019 (the “Effective Time”), Independent completed its previously announced merger (the “Merger”) with Blue Hills Bancorp, Inc. (“BHB”) pursuant to an Agreement and Plan of Merger, dated as of September 20, 2018, between Independent and BHB. At the Effective Time of the Merger, BHB merged with and into Independent, with Independent as the surviving corporation in the Merger.

In response to Item 9.01(a) and (b) of the Original Report, Independent stated that it would file the required historical financial statements of BHB and pro forma financial information by amendment. This Amendment No. 1 to Independent’s Current Report on Form 8-K is being filed to provide the required financial statements and pro forma financial information.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
a. Financial Statements of Business Acquired

Attached hereto as Exhibit 99.1 and incorporated herein by reference, are the audited Consolidated Financial Statements of BHB for the years ended December 31, 2018 and 2017 which include the Balance Sheets, Statements of Net Income, Statements of Comprehensive Income, Statements of Changes in Stockholders' Equity, Statement of Cash Flows and Notes to Consolidated Financial Statements.

b. Pro Forma Financial Information
Attached hereto as Exhibit 99.2 and incorporated by reference, are the unaudited pro forma condensed consolidated financial statements.
d. Exhibits
The following exhibits are included with this Report:

Exhibit Index

Exhibit #	Exhibit Description
23.1	Consent of Wolf & Company, P.C. dated June 7, 2019
99.1	Audited Consolidated Financial Statements of Blue Hills Bancorp, Inc. at December 31 2018 and 2017 and for each of the years in the three-year period ended December 31, 2018
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

Date:	June 7, 2019	By:	/s/Mark J. Ruggiero
MARK J. RUGGIERO
CHIEF FINANCIAL OFFICER